March 8, 2024

United States Securities and Exchange Commission

Disclosure Review Office 3

Division of Investment Management

100 F Street, N.E.

Washington, DC 20549-0506

RE:	Massachusetts Mutual Variable Life Separate Account I (the “Registrant”)
File No. 811-08075, CIK 0000836249
Rule 30b2-1 Filing

Dear Sir or Madam:

As required by Rule 30e-2 and Rule 30e-3 under the Investment Company Act of 1940, as amended (1940 Act), the above referenced separate account, a unit investment trust registered under the 1940 Act, mailed to its contract owners either the 2023 annual reports or “Notice of Shareholder Reports” for the year ended December 31, 2023. Some of the underlying funds included in each Investment Company’s annual report filings may not be available under every contract offered by the Registrant. This filing constitutes the filing of those reports as required by Rule 30b2-1 under the 1940 Act.

The 2023 annual reports of the management investment companies listed below are incorporated by reference.

Investment Company	CIK	Investment Company	CIK
AIM Variable Insurance Funds (Invesco	0000896435	Lincoln Variable Insurance Products Trust	0001352621
Variable Insurance Funds)		Lord Abbett Series Fund, Inc.	0000855396
American Century Variable Portfolios,	0000814680	MFS® Variable Insurance Trust	0000918571
Inc.		MFS® Variable Insurance Trust II	0000719269
American Funds Insurance Series®	0000729528	MFS® Variable Insurance Trust III	0001065698
Blackrock Variable Series Funds, Inc.	0000355916	MML Series Investment Fund	0000067160
Blackrock Variable Series Funds II, Inc.	0001738072	MML Series Investment Fund II	0001317146
BNY Mellon Investment Portfolios	0001056707	PIMCO Variable Insurance Trust	0001047304
Delaware VIP® Trust	0000814230	T. Rowe Price Equity Series, Inc.	0000918294
Deutsche DWS Investments VIT Funds	0001006373	T. Rowe Price Fixed Income Series, Inc.	0000920467
Eaton Vance Variable Trust	0001121746	Vanguard Variable Insurance Funds	0000857490
Franklin Templeton Variable Insurance	0000837274	Variable Insurance Products Fund	0000356494
Products Trust		Variable Insurance Products Fund II	0000831016
Goldman Sachs Variable Insurance	0001046292	Variable Insurance Products Fund IV	0000720318
Trust		Variable Insurance Products Fund V	0000823535
IVY Variable Insurance Portfolios	0000810016	Voya Investors Trust	0000837276
Janus Aspen Series	0000906185	Voya Variable Portfolios, Inc.	0001015965

Very truly yours,

/s/ James M. Rodolakis
James M. Rodolakis
Lead Counsel, Annuity Product & Operations
Massachusetts Mutual Life Insurance Company

Massachusetts Mutual Life Insurance Company (MassMutual), Springfield, MA 01111-0001, and its affiliated companies.